EXHIBIT 99.1

SEVENTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     This Seventh Amendment to Fourth Amended and Restated Credit Agreement (this “Agreement”) is entered into this 21st day of June, 2005 among PORTOLA PACKAGING, INC., a Delaware corporation, as Borrower, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), for itself, as Agent, Issuing Lender and Lender.

W I T N E S S E T H:

     WHEREAS, Borrower and GECC, as Agent, Issuing Lender and Lender, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of January 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

     WHEREAS, the parties have agreed to amend the Credit Agreement, upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:

     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the amendments to the Credit Agreement set forth in this Section 2 shall become effective as of the date hereof.

     2.1 Section 1.2(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     1.2 Interest and Related Fees.

     (A) Interest. From the date the Loans are made and the date the other Obligations become due, the Loans and the other Obligations shall bear interest, depending upon Borrower’s election from time to time, as permitted herein, to have portions of the Loans accrue interest determined by reference to the Index Rate or LIBOR at the applicable rates set forth below.

          (1) The Revolving Loans and all other Obligations shall bear interest as follows:

               (a) If a Revolving Loan bearing interest by reference to the Index Rate, then at the sum of the Index Rate plus the Index Rate Margin.

               (b) If a Revolving Loan bearing interest by reference to LIBOR, then at the sum of LIBOR plus the LIBOR Margin.

     “Index Rate” means, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks” (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus 50 basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

     “Index Rate Margin” means 1.50% per annum.

     “LIBOR” means the greater of (a) 2.00% per annum or (b) for each Interest Period, a rate per annum determined by Agent equal to:

     (a) the offered rate for deposits in US Dollars for the applicable Interest Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of the relevant Interest Period; divided by

     (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%).

     If such interest rates shall cease to be available from Telerate News Service, LIBOR shall be determined from such financial reporting services or other information as shall be available to Agent.

     “LIBOR Margin” means 3.00% per annum.

     Subject to paragraph (H) below, each LIBOR Loan may be obtained for a one, two, three or six month period (each such LIBOR Loan period being an “Interest Period”). With respect to all LIBOR Loans: (a) the Interest Period will commence on the date that the LIBOR Loan is made or the date on which a Index Rate Loan is converted into a LIBOR Loan, as applicable, or in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires, (b) if the Interest Period expires on a day that is not a Business Day, then it will expire on the next Business Day (unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day), (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month, and (d) no Interest Period for Revolving Loans shall extend beyond the date two (2) Business Days prior to the Commitment Termination Date. There may be no more than five (5) LIBOR Loans outstanding at any one time under the Revolving Loan Commitment.

     2.2 Section 3.3(H) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (H) Investments made after the Closing Date in any of the Mexican Restricted Subsidiary, Portola GmbH, or Portola s.r.o., or in joint ventures with Greiner AG or its affiliates, not to exceed $8,500,000 in the aggregate amount at any one time outstanding (measured by the fair market value of such Investment as of the date made); and

     2.3 Section 4.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     4.2 Minimum EBITDA. Borrower shall not permit EBITDA for any twelve (12) month period ending on the last day of each fiscal month, commencing with the fiscal month ending May 31, 2005, to be less than $17,500,000.

     2.4 Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     4.3 Unfinanced Capital Expenditure Limits. Borrower and its Restricted Subsidiaries on a Consolidated basis shall not make Capital Expenditures during any fiscal year, commencing with the 2005 fiscal year, that exceed $13,500,000 in the aggregate for such fiscal year (the “CapEx Limit”).

     2.5 Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     4.4 [Intentionally Omitted.]

     2.6 Section 4.5(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (C) Compliance Certificate. Together with each delivery of financial statements of Borrower and its Consolidated Subsidiaries pursuant to subsections 4.5(A) and 4.5(B) above, Borrower will deliver a fully and properly completed Compliance Certificate (in substantially the same form as Exhibit 4.5(C) and attaching thereto a calculation, in form and substance reasonably acceptable to Agent, of (1) Borrower’s compliance with the covenants set forth in subsections 4.1, 4.2 and 4.3 and (2) the Borrower’s Fixed Charge Coverage) signed by Borrower’s president, chief executive officer, chief operating officer or chief financial officer.

     2.7 Section 4.5(F) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (F) Borrowing Base Certificate. Together with each delivery of financial statements of Borrower and its Consolidated Subsidiaries pursuant to subsection 4.5(A) above, Borrower will deliver to Agent a Borrowing Base Certificate (in substantially the same form as Exhibit 4.5(F)) as at the last day of the fiscal period covered by such financial statements.

     2.8 Section 4.5(H) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (H) Collateral Value Report. Upon the request of Agent, which may be made not more than once each year prior to an Event of Default and at any time while and so long as an Event of Default shall be continuing, Borrower will obtain and deliver to Agent, at Borrower’s expense, a report of an independent collateral auditor satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the Loan Parties’ Accounts and Inventory, which report shall be prepared based upon a review by such auditors of the Accounts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Loan Parties) and Inventory (including verification as to the value, location and respective types).

     2.9 The definition of “Fixed Charge Coverage,” set forth in Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage” means, for any twelve month period, Operating Cash Flow for such period divided by Fixed Charges for such period.

     2.10 Exhibits 4.5(C) (Compliance Certificate) and 4.5(F) (Borrowing Base Certificate) to the Credit Agreement are hereby amended and restated in their entirety to read as set forth on Exhibits 4.5(C) and 4.5(F) attached hereto.

     2.11 Schedule 1.2 (Pricing Table) to the Credit Agreement is hereby deleted.

     Section 3. Conditions. The effectiveness of this Agreement is subject to Borrower’s satisfaction of the following conditions on or before the date hereof in a manner satisfactory to the Agent:

     3.1 Executed Agreement. Executed signature pages for this Agreement signed by Agent, Lenders and Borrower shall have been delivered to the Agent.

     3.2 Borrowing Base Certificate. An executed Borrowing Base Certificate as at April 30, 2005.

     3.3 Continuation of Representations and Warranties. The representations and warranties made by the Loan Parties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

     3.4 No Existing Default. As of the date hereof and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereunder.

     3.5 Amendment Fee. The Borrower shall have paid to Agent an amendment fee equal to $125,000.

     Section 4. Representations and Warranties of Borrower. Borrower represents and warrants that:

          (i) the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

          (ii) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

          (iii) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound.

     Section 5. Reference To And Effect Upon The Credit Agreement.

          (i) Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (ii) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

          (iii) This Agreement shall be deemed to be a Loan Document.

     Section 6. Costs And Expenses. Borrower agrees to reimburse Agent on the date hereof for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.

     Section 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

     Section 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

PORTOLA PACKAGING, INC.
By:	/s/ Michael T. Morefield
Title Senior Vice President and Chief Financial
Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Issuing Lender and Lender
By:	/s/ Robert Mangers
Title: Authorized Signer

CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)

     Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Credit Agreement; (ii) consents to Borrower’s execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders and reaffirms that such guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such guaranty and such other Loan Documents; and (iv) confirms that, as of the date hereof, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against Agent or any of the Lenders or any of their officers, directors, employees, agents, attorneys, or any of the Lenders or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date hereof. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future Agreements or waivers, and nothing herein shall create such a duty.

[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Seventh Amendment on and as of the date of such Agreement.

PORTOLA PACKAGING LTD.
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING CANADA LTD.
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

PORTOLA ALLIED TOOL, INC.
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING LIMITED
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

PORTOLA PACKAGING, INC. MEXICO S.A. de C.V.
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

ATLANTIC PACKAGING SALES LLC
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

1

TECH INDUSTRIES, INC.
By:	/s/ Michael T. Morefield
	Name:	Michael T. Morefield
	Title:	Senior Vice President and Chief Financial Officer

Schedule A-2

PORTOLA LIMITED
By:	/s/ Michael T. Morefield
Name: Michael T. Morefield
Title: Senior Vice President and Chief Financial Officer

Schedule A-3